UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

CORESITE REALTY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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1001 17th Street, Suite 500

Denver, Colorado 80202

(866) 777-2673

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF STOCKHOLDERS

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of CoreSite Realty Corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2020, and furnished by the Board of Directors of the Company in connection with the solicitation of proxies for the Company’s 2020 Annual Meeting of Stockholders to be held on Wednesday, May 20, 2020 and at any postponements or adjournments thereof. This supplement to the Proxy Statement is being filed with the SEC and is being made available to stockholders on or about April 13, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

1001 17th Street, Suite 500

Denver, Colorado 80202

(866) 777-2673

NOTICE OF CHANGE OF LOCATION OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of CoreSite Realty Corporation:

Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our directors, employees, stockholders and other stakeholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of CoreSite Realty Corporation (the “Company,” “we” or “our”) has been changed. As previously announced, the Annual Meeting will be held on Wednesday, May 20, 2020, at 2:00 p.m., Mountain Time. In light of public health concerns regarding the COVID-19 outbreak, the Annual Meeting will be held solely online by remote communication via audio webcast in a virtual meeting format only. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/COR2020, where you will be able to listen to the Annual Meeting live, submit questions and vote. You will not be able to attend the Annual Meeting physically in person. We plan to resume holding an in-person meeting in 2021.

As described in the proxy materials for the Annual Meeting previously distributed, only stockholders of record at the close of business on March 20, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or at any postponements or adjournments thereof.

You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/COR2020 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank or other nominee to obtain your 16-digit control number or otherwise vote through the broker, bank or other nominee. If you lose or otherwise do not have your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, submit questions, or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid 16-digit control number, will be able to attend the Annual Meeting and vote, submit questions and access the list of stockholders as of the close of business on the Record Date. Each stockholder’s vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. You may also continue to vote in advance of the Annual Meeting using the Internet site or toll-free telephone number listed on the proxy card through the deadlines provided on the proxy card.

Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/COR2020. If you were a stockholder as of the Record Date and you have your 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials, you can vote at the Annual Meeting.

A summary of the information you need to attend the Annual Meeting online is provided below:

•	To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

•	The Annual Meeting webcast will begin promptly at 2:00 p.m. Mountain Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 1:45 p.m. Mountain Time, and you should allow ample time for the check-in procedures.

•	The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

•	Instructions on how to attend and participate via the Internet are posted at www.virtualshareholdermeeting.com/COR2020. Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/COR2020 on the day of the Annual Meeting.

•	Questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including, but not limited to, those related to employment, product or service issues, or suggestions for product or service improvements, are not pertinent to Annual Meeting matters and therefore will not be answered.

Only stockholders with a valid 16-digit control number, will be able to attend the Annual Meeting and vote and submit questions at the Annual Meeting.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to be held on MAY 20, 2020. Our proxy statement and 2019 Annual Report are available at www.proxyvote.com.

Regardless of the number of shares of common stock you hold, as a stockholder your role is very important and the Board of Directors strongly encourages you to exercise your right to vote.

BY ORDER OF THE BOARD OF DIRECTORS,
Derek S. McCandless Senior Vice President, Legal, General Counsel and Secretary

April 13, 2020
Denver, Colorado